Exhibit 99.1

E.GO’S REGISTRATION STATEMENT ON FORM F-4 IN CONNECTION WITH ITS PROPOSED BUSINESS COMBINATION WITH ATHENA DECLARED EFFECTIVE BY THE U.S. SECURITIES AND EXCHANGE COMMISSION

AACHEN, Germany & NEW YORK (SEPTEMBER 25, 2023) – Next.e.GO Mobile SE (“e.GO”), an innovative producer of urban electric vehicles and Athena Consumer Acquisition Corp. (NYSE American: ACAQ) (“Athena”), a publicly-traded special purpose acquisition company, announced today that the U.S. Securities and Exchange Commission (“the SEC”) has declared effective the registration statement on Form F-4 of e.GO (the “Registration Statement”) in connection with its proposed business combination (the “Business Combination”) among e.GO, Athena, Next.e.GO B.V., a wholly-owned subsidiary of e.GO (“TopCo”), and Time is Now Merger Sub, Inc., a wholly-owned subsidiary of TopCo (“Merger Sub”).

Athena has scheduled the special meeting of its stockholders (the “Special Meeting”) and the special meeting of its warrant holders (the “Warrant Holders Meeting” and together with the Special Meeting, the “Special Meetings”) for September 28, 2023 to, among other things, approve the proposed Business Combination and the proposed warrant exchange which will become effective immediately prior to the closing of the Business Combination.

Ali Vezvaei, Chairman of e.GO, said: “Today represents a remarkable milestone as we move towards our proposed U.S. listing, providing us with the opportunity to advance our growth strategy and expand our global footprint. We are focused on bringing convenience, practicality, and affordability to everyday urban e-mobility, leveraging innovation across the entire product and production value chain, in particular our unique and disruptive production facilities that are, in our view, the future of flexible and capital efficient production. To-date, we have put over 1,200 vehicles on the road, and we are truly excited to further advance with our plans through our proposed U.S. listing.”

Isabelle Freidheim, Chairman of Athena, said: “The declaration of the SEC effectiveness is a significant step towards the successful completion of the business combination between Athena and e.GO. We have diligently sought out a partner that aligns with our vision, and we are confident that this transaction will position us for long-term success. We at Athena are incredibly excited to be partnering with e.GO on this transaction because we believe e.GO is a truly disruptive company, one that can contribute meaningfully to solving the challenges of electric mobility in the urban environment.”

About e.GO

Headquartered in Aachen, Germany, e.GO designs and manufactures battery electric vehicles for the urban environment, with a focus on convenience, reliability and affordability. e.GO has developed a disruptive solution for producing its electric vehicles using proprietary technologies and low cost MicroFactories, and has vehicles already on the road today. e.GO is helping cities and their inhabitants improve the way they get around and is making clean and convenient urban mobility a reality. Visit https://www.e-go-mobile.com/ to learn more.

About Athena Consumer Acquisition Corp.

Athena is a special purpose acquisition company (“SPAC”). Athena is the second SPAC founded by Isabelle Freidheim, with Jane Park serving as Chief Executive Officer, Jennifer Carr-Smith as President and Angy Smith as Chief Financial Officer. All three Athena SPACs have been comprised entirely of women founders, CEOs, board members and other executives.

Important Information about the Business Combination and Where to Find It

This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Athena has sent or will send to its stockholders in connection with the Business Combination. Investors and security holders of Athena are advised to read the proxy statement/prospectus in connection with Athena’s solicitation of proxies for the Special Meetings because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. Athena has mailed the definitive proxy statement/final prospectus and other relevant documents to its stockholders as of the close of business on August 28, 2023 (the “Record Date”). Stockholders are also able to obtain copies of the proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to: 442 5th Avenue, New York, NY, 10018.

Participants in the Solicitation

Athena, e.GO, TopCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Athena’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Athena’s directors and officers in Athena’s filings with the SEC, and such information and names of e.GO’s directors and executive officers are also in the Registration Statement.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Athena, e.GO, and TopCo’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the level of redemptions by Athena’s public stockholders, the timing of the completion of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Athena, e.GO, and TopCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Athena, e.GO, and TopCo.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Athena or e.GO is not obtained; (iii) failure to realize the anticipated benefits of the proposed Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to e.GO; (v) the outcome of any legal proceedings that may be instituted against Athena and/or e.GO following the announcement of the Business Combination; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) e.GO’s ability to grow and achieve its business objectives; (ix) the effects of competition on e.GO’s future business; (x) the amount of redemption requests made by Athena’s public stockholders; (xi) the ability of Athena or the combined company to issue equity or equity-linked securities in the future; (xii) the ability of e.GO and Athena to raise interim financing in connection with the Business Combination; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of the global COVID-19 pandemic and (xvi) those factors discussed below under the heading “Risk Factors” and in the documents filed, or to be filed, by Athena and TopCo with the SEC. Additional risks related to e.GO’s business include, but are not limited to: the market’s willingness to adopt electric vehicles; volatility in demand for vehicles; e.GO’s dependence on the proceeds from the contemplated Business Combination and other external financing to continue its operations; significant challenges as a relatively new entrant in the automotive industry; e.GO’s ability to control capital expenditures and costs; cost increases or disruptions in supply of raw materials, semiconductor chips or other components; breaches in data security; e.GO’s ability to establish, maintain and strengthen its brand; e.GO’s minimal experience in servicing and repairing vehicles; product recalls; failure of joint-venture partners to meet their contractual commitments; unfavorable changes to the regulatory environment; risks and uncertainties arising from the acquisition of e.GO’s predecessor business and assets following the opening of insolvency proceedings over the predecessor’s assets in July 2020; and e.GO’s ability to protect its intellectual property. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither e.GO nor Athena presently know or that e.GO and Athena currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect e.GO’s and Athena’s expectations, plans or forecasts of future events and views as of the date of this communication. e.GO and Athena anticipate that subsequent events and developments will cause e.GO’s and Athena’s assessments to change. However, while e.GO and Athena may elect to update these forward-looking statements at some point in the future, e.GO and Athena specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing e.GO’s and Athena’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Contacts

e.GO

For Investors:

Timo Wamig

ir@e-go-mobile.com

For Media:

Dan Brennan

ICR, Inc.

eGOPR@icrinc.com

Athena Consumer Acquisition Corp.

For Media & Investors:

Libbie Wilcox

Bevel PR

athena@bevelpr.com

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